                                                                EXHIBIT 10.2

                                AMENDMENT NO. 2
                                       TO
                               LICENSE AGREEMENT

         This Amendment is made to the License Agreement dated July 17, 1991 between UNIVERSITY RESEARCH CORPORATION ("URC") and NEXAGEN, INC. ("Licensee"). Capitalized terms in this Amendment shall have the meanings set forth in the License Agreement. URC and Licensee hereby agree that Sections 2.8 and 2.9 are hereby added to the License Agreement and that Sections 5.2 and 6.1 of the License Agreement are hereby amended and restated in their entirety as follows:

           2.8 "License Fees" means payments made by sublicensees to Licensee in connection with any sublicense that are consideration for granting the rights in such sublicense and are not royalties on Net Sales, advances against royalties on future Net Sales, or Milestone Payments.

           2.9 "Milestone Payments" means payments made by sublicensees to Licensee in connection with any sublicense that are paid upon the occurrence of specified research, development, or clinical events.

           5.2 (a) Licensee shall pay URC earned royalties on Net Sales by non-Affiliate sublicensees equal to Fifteen Percent (15%) of any earned royalties received by Licensee from the sublicensee with respect to such Net Sales. In the event of sublicenses providing for multiple earned royalty rates (e.g., for different products or as a result of a sliding scale), the earned royalty payable to URC shall be calculated on the basis of the royalties actually received by Licensee from such sublicensee during each calendar quarter reporting period.

               (b) Licensee shall pay URC earned royalties equal to Five Percent (5%) of any advances received by Licensee from sublicensees that are credited against royalties on future Net Sales, and Licensee shall have no additional liability to URC when royalties are credited on such future Net Sales.

               (c) Licensee shall pay URC earned royalties equal to Five Percent (5%) of any License Fees received by Licensee from sublicensees.

               (d) Licensee shall pay URC earned royalties equal to Five Percent (5%) of any Milestone Payments received by Licensee from sublicensees that are credited against royalties on future Net Sales, and Licensee shall have no additional liability to URC when royalties are credited on such future Net Sales.

               (e) Licensee shall have no obligation to pay URC any percentage of any Milestone Payments received by Licensee that are not credited against royalties on future Net Sales.

           6.1 Quarterly Royalty Payments and Report. Commencing with the calendar quarter ending March 31, 1992, Licensee shall make written reports and, to the extent such reports reflect Net Sales, License Fees, or Milestone Payments, royalty payments to URC within ninety (90) days after the end of each calendar quarter. If Net Sales, License Fees, or Milestone Payments were recorded during the quarter, this report shall state the number, description, and aggregate Net Sales of Licensed Product(s) during such completed calendar quarter, the amount of any License Fees, the amount of any Milestone Payments, and the resulting calculation pursuant to Section 5 above of earned royalty payments due URC for such completed calendar quarter. Concurrent with the making of such report, Licensee shall include payments due URC of royalties for the calendar quarter covered by such report.

         Except as so amended, all other terms and conditions of the License Agreement shall remain in full force and effect. This Amendment is executed to be effective as to all sublicense agreements entered into on, before, or after this date.

NEXAGEN, INC.                                UNIVERSITY RESEARCH CORPORATION

By: /s/ PATRICK J. MAHAFFY                    By: JOHN P. HOLLOWAY
   -----------------------                       --------------------------
   Patrick J. Mahaffy                            John P. Holloway
   President and Chief                           President
   Executive officer

Date: 3/30/94                                 Date:  4/5/94
   -----------------------                          -----------------------

ACCEPTED AND APPROVED:

UNIVERSITY OF COLORADO
FOUNDATION INC.

By: /s/ CHARLES McCORD
   -----------------------
   Charles McCord
   President

Date:  3/30/94
   -----------------------

                                AMENDMENT NO. 3
                                       TO
                               LICENSE AGREEMENT

         This Amendment No. 3 is made to the License Agreement dated July 17, 1991 between UNIVERSITY RESEARCH CORPORATION ("URC") and NEXSTAR
PHARMACEUTICALS, INC. (formerly NEXAGEN, INC.) ("LICENSEE"). Except as specified herein, capitalized terms in this Amendment shall have the meanings set forth in the License Agreement.

BACKGROUND

         During the course of prosecuting patent applications directed to the Licensed Technology and patent applications directed to LICENSEE's follow on developments to the Licensed Technology, it has become apparent that the scope of protection to the Licensed Technology and follow on developments to the Licensed Technology can be maximized, and patent prosecution expedited by transferring ownership of all patents and patent applications with claims covering all Licensed Technology to LICENSEE.

         WHEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the License Agreement is hereby amended as follows:

         1. Paragraph 3.1 is hereby amended and restated in its entirety as follows:

         3.1 URC hereby assigns to LICENSEE and LICENSEE accepts all of URC's right, title and interest to any patent applications claiming the Licensed Technology and all Licensed Patents in the Licensed Territory now owned or hereafter acquired by URC. The Licensed Patents and patent applications subject to this assignment shall include, but not be limited to, those set forth in Schedule A, any continuation, divisional or continuation-in-part applications depending for priority upon the licensed patents and patent applications set forth in Schedule A and any related patents and patent applications filed within the Licensed Technology. URC further grants and LICENSEE accepts an Exclusive license in the Licensed Territory of all URC's rights to the Licensed Technology, now owned or hereafter acquired by URC, which is not subject to a patent application or patent, including the Exclusive right to exploit, use and practice the Licensed Technology and the Exclusive right under any Licensed Patents to make, have made, use and sell Licensed Products in the Licensed Territory.

         2. Paragraph 3.2 is hereby amended and restated in its entirety as follows:

         3.2 The assignment set forth in Paragraph 3.1 shall be subject to the obligations of Paragraphs 3.3, 3.4 and 5.5 with regard to any license granted by LICENSEE to a third party (hereinafter a "sublicense"). The license granted in Paragraph 3.1, which includes the right to sublicense in compliance with Paragraphs 3.3, 3.4 and 5.5 below, shall be Exclusive for a term commencing as of the effective date of this License Agreement and ending seven
(7) years after the date of first commercial sale of the last Licensed Product to be introduced that embodies such Licensed Technology or is produced using such Licensed Technology.

         3. Paragraph 3.4 is hereby amended and restated in its entirety as follows:

         3.4 In the event that this Agreement is terminated: (i) any granted sublicenses shall remain in full force and effect, provided that the sublicensee is not then in breach of its sublicense agreement and the sublicensee agrees to be bound to URC as a licensor under the terms and conditions of the sublicense agreement, and (ii) URC shall enter into appropriate agreements or amendments to the sublicense agreements to substitute itself for LICENSEE as the licensor thereunder.

         4. Paragraph 11.2 is hereby amended and restated in its entirety as follows:

        11.2 The LICENSEE shall have complete control over the prosecution of all domestic and foreign patent applications covering any aspect of the Licensed Technology, including decisions regarding patent strategy, the content of patent applications, continuations or continuations-in-part, the selection of the jurisdictions(s) in which such applications shall be filed, and the timing of the filing of all such applications or continuations, but the LICENSEE shall keep URC advised as to the status thereof by supplying to URC copies of actions, amendments, responses and correspondence, including copies of patents and other material referred to or cited therein, within a reasonable period of time after receipt or filing therefore. LICENSEE may allow all patents assigned under this Agreement to issue in its name. Upon submission thereof to URC by the LICENSEE, URC shall promptly execute any documents relating to the Licensed Technology as patent counsel to the LICENSEE shall reasonably request. In addition, URC shall assist, and use its best efforts to cause faculty members and employees of the University to assist LICENSEE in assembling inventorship information and data and in obtaining the execution of documents by faculty members and employees of the University for the filing and prosecution and maintenance of patent applications and patents on inventions relating to the Licensed Technology and for vesting in LICENSEE all right and title in such applications and patents. All costs relating to the prosecution of patent applications contemplated by this paragraph, as well as all ongoing patent maintenance costs, shall be borne by the LICENSEE.

          5.     New Paragraph 13.4 is added as follows:

         13.4    In the event of termination of this Agreement under this
Section 13, LICENSEE hereby grants and LICENSOR hereby accepts an exclusive license in the Licensed Territory of all LICENSEE'S rights in and to the patent applications and licensed patents assigned to LICENSEE by LICENSOR under Paragraph 3.1 of this Agreement, including the exclusive right under any Licensed Patents to make, have made, use and sell Licensed Products in the Licensed Territory. As part of this exclusive license, LICENSEE hereby agrees to stop making, using or selling Licensed Products covered by claims in such patent applications and Licensed Patents. The exclusive license granted herein shall be subject only to the limitations of Paragraph
3.4 pertaining to sublicenses.

        Except as so amended, all other terms and conditions of the License Agreement shall remain in full force and effect. The Amendment No. 3 is executed on the dates set forth below, to be effective as to all research, development and license agreements or joint venture agreements entered into on, before or after this date.



NEXSTAR PHARMACEUTICALS,                            UNIVERSITY RESEARCH
INC.                                                CORPORATION

By: /s/ ADAM COCHRAN                                By: /s/ CHARLES G. McCORD
   -----------------------                             -----------------------
Name:  Adam Cochran                                    Charles G. McCord
Title: Vice President and                              Chairman
       General Counsel

Date:  9-5-96                                       Date:  9-5-96
     ---------------------                               ---------------------


ACCEPTED AND APPROVED:

UNIVERSITY OF COLORADO
FOUNDATION, INC.

By: /s/ CHARLES G. McCORD
   -----------------------
   Charles G. McCord
   President

Date:  9-5-96
     ---------------------

                         SCHEDULE A TO AMENDMENT NO. 3
                              TO LICENSE AGREEMENT


Docket      U.S. Application Date Filed   U.S. Patent   Date Issued    Reel/Frame
            Serial No.                    No.
NEX01       07/536,428       (06/11/90)                                5774/0162

NEX01/C     07/714,131       (06/10/91)   5,475,096     (12/12/95)     6329/0385

NEX01/C2    08/412,110       (03/27/95)                                6329/0385

NEX01/C3    08/409,442       (03/24/95)                                6329/0385

NEX01/C4    08/428,964       (04/25/95)                                6329/0385

NEX01/C5    08/469,609       (06/06/95)                                6329/0385

NEX01/D     07/931,473       (08/17/92)   5,270,163     (12/14/93)     6363/0807

NEX02       07/561,968       (08/02/90)                                5774/0165

NEX04       07/960,093       (10/14/92)                                6874/0376

NEX04/C     08/198,670       (02/22/94)                                6874/0376

NEX10       08/123,935       (09/17/93)                                6798/0943

NEX1O/FWC   08/443,959       (05/18/95)                                6798/0943

NEX10/PCT-USPCT/US94/10562   (09/16/94)

NEX12       08/143,564       (10/25/93)                                6860/0782

NEX12/FWC   08/461,069       (06/05/95)                                6860/0782

NEX17       08/238,863       (05/06/94)   5,503,978     (04/02/96)     7258/0310

NEX17/C     08/443,407       (05/17/95)                                7258/0310

NEX17/PCT   PCT/US95/05600   (05/03/95)

NEX18       08/248,632       (05/24/94)                                7307/0899

NEX18/C1    08/442,573       (05/16/95)                                7307/0899

NEX19       08/284,063       (08/02/94)                                7198/0050

NEX19/C1    08/464,102       (06/05/95)                                7198/0050

NEX19/PCT   PCT/US95/09446   (07/26/95)

NEX21       08/303,362       (09/09/94)                       7359/0532

NEX21/C1    08/441,591       (05/16/95)                       7359/0532

NEX25       08/361,795       (12/21/94)                       7549/0600

NEX25/C1    08/442,572       (05/16/95)                       7549/0600

NEX28       08/400,440       (03/08/95)                       7499/0527

NEX28/C1    08/460,888       (06/05/95)                       7499/0527

NEX28/C2    08/463,093       (06/05/95)                       7499/0527

NEX28C/PCT  PCT/US96/03097   (03/05/96)

NEX30-1     08/434,425       (05/03/95)

NEX30-2     08/437,667       (05/03/95)

NEX30-3     08/434,001       (05/03/95)

NEX30-4     08/433,585       (05/03)/95)                      7621/0754

NEX44-1     08/477,830       (06/07/95)                       7680/0185

NEX44-2     08/477,530       (06/07/95)

NEX45       08/521,515       (08/30/95)                       7809/0529 and
                                                              7809/0546

NEX45/PR    60/000,872       (07/11/95)

NEX51/PR    60/011,095       (02/02/96)

                                   ASSIGNMENT

            WHEREAS, the undersigned UNIVERSITY RESEARCH CORPORATION ("URC") has agreed to transfer all of its right, title and interest in the United States and foreign patent rights in each of the patents and patent applications set forth in Schedule A to NEXSTAR PHARMACEUTICALS, INC. (formerly NEXAGEN, INC., hereinafter NEXSTAR);

            NOW, THEREFORE, URC, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, assign, convey and transfer unto NEXSTAR all right, title and interest in and to the patents and patent applications set forth in Schedule A, together with all corresponding foreign applications and patents which may be filed thereon, including the right to claim priority from any application identified in Schedule A; and URC hereby agrees that URC will sign all lawful papers, including, without limitation, all divisional, continuation, renewal, extension and reissue applications, and make all rightful oaths in execution thereof, and will generally do everything possible to aid NEXSTAR, its successors, assigns and nominees to obtain and enforce proper protection for the invention in all countries, this obligation to be binding upon URC and upon URC's personal representative or other legal successor.

            IN TESTIMONY WHEREOF, URC has signed below.



                                      ACCEPTED AND APPROVED:


UNIVERSITY RESEARCH                   UNIVERSITY OF COLORADO
CORPORATION                           FOUNDATION

By: /s/ CHARLES G. McCORD             By:  /s/ CHARLES G. McCORD
   ----------------------                -------------------------
   Charles G. McCord                     Charles G. McCord
   Chairman                              President

Date:  9-5-96                         Date:  9-5-96
     ---------------                       ----------------

                            SCHEDULE A TO ASSIGNMENT

Docket        U.S. Application Date Filed   U.S. Patent   Date Issued    Reel/Frame
              Serial No.                    No.
NEX01         07/536,428       (06/11/90)                                5774/0162

NEX01/C       07/714,131       (06/10/91)   5,475,096     (12/12/95)     6329/0385

NEX01/C2      08/412,110       (03/27/95)                                6329/0385

NEX01/C3      08/409,442       (03/24/95)                                6329/0385

NEX01/C4      08/428,964       (04/25/95)                                6329/0385

NEX01/C5      08/469,609       (06/06/95)                                6329/0385

NEX01/D       07/931,473       (08/17/92)   5,270,163     (12/14/93)     6363/0807

NEX02         07/561,968       (08/02/90)                                5774/0165

NEX04         07/960,093       (10/14/92)                                6874/0376

NEX04/C       08/198,670       (02/22/94)                                6874/0376

NEX10         08/123,935       (09/17/93)                                6798/0943

NEX10/FWC     08/443,959       (05/18/95)                                6798/0943

NEX10/PCT-US  PCT/US/94/10562  (09/16/94)

NEX12         08/143,564       (10/25/93)                                6860/0782

NEX12/FWC     08/461,069       (06/05/95)                                6860/0782

NEX17         08/238,863       (05/06/94)   5,503,978     (04/02/96)     7258/0310

NEX17/C       08/443,407       (05/17/95)                                7258/0310

NEX17/PCT     PCT/US95/05600   (05/03/95)

NEX18         08/248,632       (05/24/94)                                7307/0899

NEX18/C1      08/442,573       (05/16/95)                                7307/0899

NEX19         08/284,063       (08/02/94)                                7198/0050

NEX19/C1      08/464,102       (06/05/95)                                7198/0050

NEX19/PCT     PCT/US95/09446   (07/26/95)

NEX21       08/303,362       (09/09/94)                    7359/0532

NEX21/C1    08/441,591       (05/16/95)                    7359/0532

NEX25       08/361,795       (12/21/94)                    7549/0600

NEX25/C1    08/442,572       (05/16/95)                    7549/0600

NEX28       08/400,440       (03/08/95)                    7499/0527

NEX28/C1    08/460,888       (06/05/95)                    7499/0527

NEX28/C2    08/463,093       (06/05/95)                    7499/0527

NEX28C/PCT  PCT/US96/03097   (03/05/96)

NEX30-1     08/434,425       (05/03/95)

NEX30-2     08/437,667       (05/03/95)

NEX30-3     08/434,001       (05/03/95)

NEX30-4     8/433,585        (05/03/95)                    7621/0754

NEX44-1     08/477,830       (06/07/95)                    7680/0185

NEX44-2     08/477,530       (06/07/95)

NEX45       08/521,515       (08/30/95)                    7809/0529 and
                                                           7809/0546

NEX45/PR    60/000,872       (07/11/95)

NEX51/PR    60/011,095       (02/02/96)

                                       2